Exhibit 32.1

CYCLE COUNTRY ACCESSORIES CORP.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Cycle Country Accessories Corp. (the “Company”) on Form 10-Q for the three months ended March 31, 2009 (the “Report”), I, Jeffrey Tetzlaff, Chief Executive Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey Tetzlaff
Jeffrey Tetzlaff
Chief Executive Officer
August 19, 2009